UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

Fiera Capital Diversified Alternatives Fund

ANNUAL REPORT	OCTOBER 31, 2019

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Port within sixty days after period end. The Fund’s Form N-Q and Form N-Port reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-844-755-3863; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019 (Unaudited)

Dear Shareholders,

Thank you for your continued support of the Fiera Capital Diversified Alternatives Fund (“the Fund”). The goal of the Fund is to deliver a return stream associated with low volatility and drawdowns, and limited correlation to traditional equity and bond markets, within a multi-manager investment framework. To achieve this goal, we seek to invest in managers offering distinctive and diversified alternative strategies, across a range of asset classes and market segments. These strategies, systematic or fundamental, seek to take advantage of different sources of excess return by investing in liquid financial instruments designed and periodically adjusted to capture systematic and alternative sources of risk premia across various markets and over different market conditions.

For the twelve months ended October 31, 2019, the Fund returned 8.64% for Institutional Class (FCAIX) and 8.40% for Investor Class (FCARX). By comparison, the HFRX Global Hedge Fund Index returned 3.53% and the MSCI World TR returned 12.69% during this period.

The healthy performance of the Fund masks the complex nature of events and the challenging macroeconomic conditions at work during this time period. These cross currents, most notably, included rising trade tensions, increasing geopolitical risks, a weakening global economy, and increasing monetary and fiscal policy uncertainty. Justifiably, uncertainty in market conditions during this period were sources of anxiety and concern for investors.

In 2018, the US Federal Reserve’s (Fed) decision to raise the federal funds rate by 25 basis points in September and later in December while continuing its program of balance sheet reduction had resulted in severe tightening of financial conditions, significant rise in interest rates, US dollar strengthening, and the widening of credit spreads. The tightening occurred in a period of slowing global growth (notably in China and Europe), rising trade tensions (notably between U.S. and China), and increasing political risk (notably in U.S. and Europe). Consequently, this amplified concerns about future growth, corporate profitability, and equity valuations, causing an erosion of consumer and business confidence. As a result, global risk assets began to swoon and in December, the S&P 500 erased all its 2018 gains.

In Europe, major economies of the Eurozone and United Kingdom remained under pressure from the rise of populist movements and the economic and political uncertainty surrounding Brexit. The budget disputes between the populist Italian government and Brussels in late 2018/early 2019 and the deteriorating business and economic conditions in the Eurozone were fixtures in the backdrop. In the United Kingdom, the breakdown in Brexit negotiations led to the resignation of Prime Minister Theresa May and the ascension of Boris Johnson as the new UK Prime Minister in summer of 2019, unleashing a period of controversy and deadlock over his no-deal Brexit agenda in the British Parliament. As a result of Brexit uncertainty, the British economy and the British Pound came under great pressure during this period.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019 (Unaudited)

In response to weakening financial conditions, global trade concerns and geopolitical uncertainties, the Fed began to walk back on its hawkish testimony and signaled a more “prudent and patient” approach to its future policy path and a slower pace of tapering of the Fed’s balance sheet. Other major global central banks, including the European Central Bank and the Bank of Japan, followed the Fed’s lead shortly after and began adopting more accommodative postures following the Fed’s cutting of interest rates in July, September, and October of 2019.

Despite the market challenges and difficulties of Fiscal Year 2018, the Fund exhibited notable positive performance in the current fiscal year. Gains were experienced across asset classes and strategies, with fixed income and beta neutral equity trading strategies making the largest contributions to the Fund’s overall positive performance. During the year, we increased our allocation to Mizuho Alternative Investments, LLC and expanded the use of various risk premia strategies within the Mizuho sleeve. We also increased our allocation to the systematic equity long/short strategy sleeve (managed by the Advisor’s Systematic Investment Strategies team) and eliminated two sub-advisory relationships whose strategies did not materially contribute to the Fund’s performance or meet its strategy diversification objectives.

Over the period the Fund maintained a net long exposure to global bond markets (short exposure to interest rates). This proved challenging in the beginning months of the period as tightening financial conditions caused interest rates to rise and bond prices to fall. Later, this positioning proved advantageous as global central banks injected further stimulus to their economies as fear of an economic slowdown and recession persisted and yields began to fall as global investors sought safety of fixed income securities. The momentum and carry strategies were the most profitable strategies and contributed meaningfully during the fiscal year.

As we enter a new fiscal year, we are likely to enter a new phase where many of the headwinds faced by the global economy in prior years are likely replaced by a more constructive economic and geopolitical environment, which should lead to a more inclusive global growth backdrop. However, in our view there will likely be periods with elevated volatility and uncertainty in the period ahead. We will continue to stay focused on our investment process and risk management disciplines to guide the Fund through these likely bouts of volatility.

We appreciate your continued support.

Fiera Capital Diversified Alternatives Fund

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019 (Unaudited)

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

Investing involves risk, including possible loss of principal. The Fund uses investment techniques that are different from the risks ordinarily associated with equity investments and are considered complex trading strategies. Such techniques and strategies include the use of derivatives, short sales, leverage and investments in commodity linked securities and foreign securities. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. With short sales, the Fund risks paying more for a security than it received from its sale. Short sale losses are potentially unlimited and the expenses involved with the shorting strategy may negatively impact the performance of the Fund. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. Commodity linked securities can be more volatile and less liquid than the underlying commodities themselves and the use of leverage may accelerate the velocity of potential losses. These alternative investment strategies include risks in addition to those risks with direct investments in securities as described in the prospectus. Such strategies may not be suitable for all investors. The Fund uses a multi-manager structure. It is possible that the investment styles used by a sub-adviser in an asset class or investment strategy will not always be complementary to those used by others, which could adversely affect the performance of the Fund.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Definition of the Comparative Indices

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019 (Unaudited)

ICE BofA Merrill Lynch US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

MSCI World TR Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World TR Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Fiera Capital Diversified Alternatives Fund, Institutional Class Shares and Investor Class Shares, versus the HFRX Global Hedge Fund Index, ICE BofA Merrill Lynch US 3-Month Treasury Bill Index, and the MSCI World TR Index

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2019
	One Year	Three Year	Inception to Date*
Institutional Class Shares	8.64%	0.17%	0.47%
Investor Class Shares	8.40%	0.03%	0.22%
HFRX Global Hedge Fund Index	3.53%	2.23%	0.28%
ICE BofA Merrill Lynch US 3-Month Treasury Bill Index	2.40%	1.60%	0.97%
MSCI World TR Index	12.69%	11.86%	6.80%

*	The Fiera Capital Diversified Alternatives Fund commenced operations on July 25, 2014.

Fee waivers were in effect previously, if they had not been in effect, performance would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019 (Unaudited)

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on pages 3 and 4.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

Sector Weightings (Unaudited)†

	Long	Short	Net
Short-Term Investment	73.6%	0.0%	73.6%

Financials	2.5	(0.6)	1.9

Materials	2.3	(0.4)	1.9

Consumer Staples	1.8	0.0	1.8

Consumer Discretionary	2.1	(0.5)	1.6

U.S. Treasury Obligations	1.6	0.0	1.6

Real Estate	1.5	0.0	1.5

Utilities	1.5	0.0	1.5

Communication Services	1.0	0.0	1.0

Industrials	1.2	(0.4)	0.8

Information Technology	1.3	(1.1)	0.2

Health Care	0.9	(0.8)	0.1

Energy	0.8	(0.7)	0.1

Written Options	0.0	(0.3)	(0.3)

Total			87.3

Other Assets and Liabilities, Net			12.7

			100.0%

†	As a percentage of the Fund’s Net Assets.

SCHEDULE OF INVESTMENTS

FOREIGN COMMON STOCK — 11.8%

	Shares	Value

AUSTRALIA — 1.8%

Abacus Property Group ‡	12,115	$32,571

APA Group	5,361	43,054

ASX	548	31,098

Atlas Arteria	7,184	39,767

Aurizon Holdings	8,145	33,127

Bank of Queensland	5,179	32,310

Brambles	3,165	26,116

Coca-Cola Amatil	5,409	37,846

Domino’s Pizza Enterprises	1,341	47,155

Evolution Mining	12,032	34,255

Fisher & Paykel Healthcare	2,580	31,622

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

FOREIGN COMMON STOCK — continued

	Shares	Value

AUSTRALIA — continued

Flight Centre Travel Group	728	$21,374

GPT Group ‡	5,650	23,174

Growthpoint Properties Australia ‡ *	10,946	32,144

Harvey Norman Holdings	10,746	30,298

Insurance Australia Group	5,824	31,877

James Hardie Industries	1,519	26,052

Medibank Pvt	10,224	23,822

Orica	2,196	34,666

OZ Minerals	5,152	36,048

QBE Insurance Group	2,841	24,676

Ramsay Health Care	738	34,844

Spark Infrastructure Group	17,128	23,851

Spark New Zealand	11,958	34,292

Suncorp Group	3,355	31,108

Sydney Airport	5,765	34,893

Tabcorp Holdings	12,454	41,209

TPG Telecom	8,807	39,705

Vicinity Centres ‡	13,821	25,438

		938,392

CANADA — 6.9%

Agnico Eagle Mines	2,801	172,152

Alamos Gold, Cl A	14,490	78,880

Algonquin Power & Utilities	7,066	97,050

Canadian Apartment Properties ‡	2,285	95,140

Chartwell Retirement Residences	9,889	110,670

Cogeco Communications	1,187	102,604

Empire	4,616	122,558

Fairfax Financial Holdings	167	70,751

Fortis	3,620	150,396

Franco-Nevada	1,384	134,291

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

FOREIGN COMMON STOCK — continued

	Shares	Value

CANADA — continued

Gibson Energy	8,123	$141,602

Granite Real Estate Investment Trust ‡	2,464	122,012

Great-West Lifeco	5,011	121,860

Hydro One	6,560	121,976

Intact Financial	1,517	156,526

Inter Pipeline	8,684	145,777

Kirkland Lake Gold	2,057	96,595

Metro, Cl A	3,814	161,294

Onex	1,390	81,716

Parkland Fuel	2,726	90,549

Power Financial	6,284	146,950

PrairieSky Royalty	6,176	60,302

Quebecor, Cl B	4,766	110,800

RioCan Real Estate Investment Trust ‡	7,160	143,678

Saputo	2,854	82,775

Shaw Communications, Cl B	7,036	143,594

Stantec	4,709	100,465

Stella-Jones	3,944	109,358

TMX Group	1,627	142,157

Wheaton Precious Metals	4,942	138,531

		3,553,009

FRANCE — 0.9%

AXA	2,109	55,711

Carrefour	2,805	47,724

Hermes International	90	64,743

Pernod Ricard	300	55,375

Sodexo	574	63,122

Teleperformance	324	73,428

Thales	457	44,669

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

FOREIGN COMMON STOCK — continued

	Shares	Value

FRANCE — continued

Vivendi	1,918	$53,393

		458,165

GERMANY — 1.0%

adidas	216	66,694

Beiersdorf	449	53,157

Deutsche Boerse	262	40,602

E.ON	5,051	50,909

Hannover Rueck	239	42,329

Merck KGaA	489	58,301

Muenchener Rueckversicherungs-Gesellschaft in Muenchen	207	57,486

QIAGEN *	1,406	42,198

Symrise, Cl A	703	67,648

Vonovia	766	40,760

		520,084

ITALY — 0.2%

Assicurazioni Generali	2,101	42,588

Ferrari	315	50,397

		92,985

NETHERLANDS — 0.3%

Akzo Nobel	703	64,724

Koninklijke Ahold Delhaize	1,689	42,055

Wolters Kluwer	882	64,944

		171,723

NEW ZEALAND — 0.0%

Fletcher Building	9,380	27,481

SPAIN — 0.6%

Aena SME	202	37,060

Amadeus IT Holding, Cl A	663	49,055

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

FOREIGN COMMON STOCK — continued

	Shares	Value

SPAIN — continued

Endesa	2,020	$54,971

Ferrovial	1,930	56,956

Gas Natural	1,963	53,442

Red Electrica	2,607	52,482

		303,966

UNITED KINGDOM — 0.1%

Coca-Cola European Partners	826	44,199

Total Foreign Common Stock (Cost $5,729,471)		6,110,004

COMMON STOCK — 5.1%

UNITED STATES — 5.1%

COMMUNICATION SERVICES — 0.2%

Omnicom Group	1,139	87,919

CONSUMER DISCRETIONARY — 0.9%

AutoZone *	99	113,294

Darden Restaurants	565	63,432

Dollar Tree *	580	64,032

Expedia	830	113,428

O’Reilly Automotive *	225	97,990

		452,176

CONSUMER STAPLES — 0.6%

General Mills	2,087	106,145

Hershey	716	105,159

Kellogg	1,060	67,342

Kroger	2,640	65,049

		343,695

FINANCIALS — 0.6%

Chubb	700	106,694

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

FINANCIALS — continued

CME Group, Cl A	316	$65,017

Intercontinental Exchange	725	68,382

Travelers	770	100,916

		341,009

HEALTH CARE — 0.4%

Bristol-Myers Squibb	1,792	102,807

WellCare Health Plans *	340	100,844

		203,651

INDUSTRIALS — 0.3%

Republic Services, Cl A	1,037	90,748

Waste Management	769	86,289

		177,037

INFORMATION TECHNOLOGY — 0.9%

Automatic Data Processing	696	112,912

Broadridge Financial Solutions	720	90,159

FleetCor Technologies *	229	67,376

Palo Alto Networks *	318	72,310

Paychex	1,320	110,405

		453,162

MATERIALS — 0.2%

Newmont Goldcorp	2,331	92,611

REAL ESTATE — 0.5%

Extra Space Storage ‡	764	85,774

Public Storage ‡	451	100,510

Ventas ‡	905	58,916

		245,200

UTILITIES — 0.5%

Duke Energy	1,165	109,813

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

UTILITIES — continued

Evergy	1,348	$86,150

WEC Energy Group	700	66,080

		262,043

Total Common Stock (Cost $2,538,486)		2,658,503

U.S. TREASURY OBLIGATION — 1.6%

	Face Amount

U.S. Treasury Bills 1.599%, 02/20/20 (A) (Cost $796,078)	$800,000	796,287

SHORT-TERM INVESTMENT — 73.6%

	Shares

BlackRock Liquidity Funds T-Fund Portfolio, Institutional Cl, 1.170% (B)(C) (Cost $38,097,062)	38,097,062	38,097,062

TOTAL INVESTMENTS IN SECURITIES — 92.1% (Cost $47,161,097)		$47,661,856

SECURITIES SOLD SHORT
FOREIGN COMMON STOCK — (3.2)%

	Shares	Value

AUSTRALIA — (0.6)%

Adelaide Brighton	(14,940)	$(31,721)

Afterpay Touch Group *	(1,030)	(20,491)

Beach Energy	(16,630)	(26,252)

CIMIC Group	(1,700)	(38,684)

Magellan Financial Group	(950)	(31,546)

nib holdings	(7,380)	(35,663)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

FOREIGN COMMON STOCK — continued

	Shares	Value

AUSTRALIA — continued

Pro Medicus	(1,490)	$(27,383)

Seven Group Holdings	(2,830)	(36,598)

Virgin Money UK	(24,350)	(43,475)

WorleyParsons	(3,070)	(28,909)

		(320,722)

CANADA — (1.4)%

Bausch Health *	(4,070)	(101,171)

BlackBerry *	(13,180)	(69,247)

BRP	(1,980)	(88,830)

Canada Goose Holdings *	(1,380)	(57,731)

Canopy Growth *	(3,370)	(67,369)

Encana	(13,010)	(50,969)

Enerplus	(7,860)	(47,443)

Husky Energy	(13,800)	(96,394)

Lundin Mining	(15,350)	(77,502)

Methanex	(1,700)	(64,420)

		(721,076)

GERMANY — (0.5)%

Commerzbank	(9,500)	(56,823)

Daimler	(1,350)	(78,911)

Infineon Technologies	(3,270)	(63,378)

thyssenkrupp	(3,770)	(53,799)

		(252,911)

ITALY — (0.3)%

Prysmian	(2,800)	(64,674)

UniCredit	(5,840)	(74,044)

		(138,718)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

FOREIGN COMMON STOCK — continued

	Shares	Value

LUXEMBOURG — (0.1)%

ArcelorMittal	(2,910)	$(42,938)

NETHERLANDS — (0.1)%

Aegon	(15,950)	(68,950)

SWITZERLAND — (0.1)%

STMicroelectronics	(2,650)	(60,116)

UNITED KINGDOM — (0.1)%

CNH Industrial	(5,840)	(63,492)

Total Foreign Common Stock (Proceeds $1,674,125)		(1,668,923)

COMMON STOCK — (1.3)%

UNITED STATES — (1.3)%

ENERGY — (0.2)%

Devon Energy	(2,690)	(54,553)

Marathon Oil	(5,130)	(59,149)

		(113,702)

HEALTH CARE — (0.5)%

ABIOMED *	(350)	(72,653)

Align Technology *	(320)	(80,733)

Mylan *	(2,790)	(53,428)

		(206,814)

INDUSTRIALS — (0.1)%

United Rentals *	(480)	(64,114)

INFORMATION TECHNOLOGY — (0.5)%

Advanced Micro Devices *	(1,860)	(63,110)

NetApp	(1,120)	(62,585)

Square, Cl A *	(960)	(58,973)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY — continued

Zebra Technologies, Cl A *	(280)	$(66,604)

		(251,272)

Total Common Stock (Proceeds $608,010)		(635,902)

TOTAL SECURITIES SOLD SHORT — (4.5)% (Proceeds $2,282,135)		$(2,304,825)

WRITTEN OPTIONS — (0.3)% (D)

	Contracts	Value

Total Written Options — (0.3)% (Proceeds $182,998)	(372)	$(144,265)

A list of the open contracts held by the Fund at October 31, 2019, is as follows:

WRITTEN OPTIONS — (0.3)%

	Contracts	Notional Amount	Exercise Price	Expiration Date	Value

Put Options

December 2019 U.S. 10 Year Future Option	(148)	$(19,283,938)	$129.50	11/16/2019	$(34,687)

November 2019 S&P E-mini 3rd Week Option	(15)	(2,276,813)	2,820.00	11/16/2019	(1,350)

November 2019 S&P E-mini 3rd Week Option	(12)	(1,821,450)	2,915.00	11/16/2019	(2,940)

November 2019 S&P E-mini 3rd Week Option	(11)	(1,669,663)	2,970.00	11/16/2019	(5,445)

Call Options

December 2019 U.S. 10 Year Future Option	(148)	(19,283,938)	130.50	11/16/2019	(67,063)

November 2019 S&P E-mini 3rd Week Option	(11)	(1,669,663)	3,020.00	11/16/2019	(19,580)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

	Contracts	Notional Amount	Exercise Price	Expiration Date	Value

November 2019 S&P E-mini 3rd Week Option	(12)	$(1,821,450)	$3,055.00	11/16/2019	$(9,000)

November 2019 S&P E-mini 3rd Week Option	(15)	(2,276,813)	3,085.00	11/16/2019	(4,200)

TOTAL WRITTEN OPTIONS (Premiums Received $182,998)					$(144,265)

A list of the open futures contracts held by the Fund at October 31, 2019, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
90-Day Bank Bill	26	Mar-2021	$4,791,625	$4,849,954	$(982)
90-Day Bank Bill	24	Jun-2021	4,440,776	4,476,881	(7,260)
90-Day Bank Bill	25	Dec-2020	4,605,086	4,662,231	881
90-Day Bank Bill	24	Sep-2021	4,450,415	4,476,653	(616)
90-Day Euro$	35	Mar-2021	5,945,053	5,981,756	(344)
90-Day Euro$	34	Jun-2021	5,252,139	5,470,020	2,331
90-Day Euro$	35	Jun-2020	5,729,210	5,738,936	10,360
90-Day Euro$	36	Dec-2020	6,123,186	6,151,423	2,235
90-Day Euro$	36	Sep-2020	6,162,734	6,153,284	15,573
90-Day Euro$	22	Dec-2020	5,382,920	5,420,525	37,605
90-Day Euro$	22	Jun-2021	5,411,658	5,424,375	12,717
90-Day Euro$	22	Sep-2021	5,418,097	5,424,375	6,278
90-Day Euro$	34	Dec-2020	5,329,815	5,468,918	7,263
90-Day Euro$	32	Sep-2021	4,934,595	5,148,254	2,644
90-Day Euro$	34	Mar-2021	5,297,055	5,470,020	5,711
90-Day Euro$	22	Mar-2021	5,384,570	5,424,100	39,530
Amsterdam Index	14	Nov-2019	1,785,480	1,796,288	(448)
AUD USD Currency	(55)	Dec-2019	(3,773,762)	(3,792,800)	(19,038)
Australian 10-Year Bond	158	Dec-2019	15,781,305	15,881,140	(61,787)
Australian 3-Year Bond	9	Dec-2019	706,415	715,760	(2,810)
British Pound	48	Dec-2019	3,856,887	3,887,100	30,213
CAC40 10 Euro Index	19	Nov-2019	1,197,922	1,213,591	11,717
CAD Currency	199	Dec-2019	15,156,896	15,119,025	(37,871)
Canadian 10-Year Bond	(148)	Dec-2019	(15,921,191)	(15,960,762)	50,391
CBOE Volatility Index	(74)	Dec-2019	(1,289,234)	(1,237,650)	51,584
CBOE Volatility Index	(89)	Jan-2020	(1,612,883)	(1,590,875)	22,008
CBOT Mini DJIA	2	Dec-2019	269,444	269,820	376

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
DAX Index	4	Dec-2019	$1,405,612	$1,438,012	$26,698
Euro	(7)	Dec-2019	(977,821)	(977,944)	(123)
Euro STOXX 50	(21)	Dec-2019	(843,472)	(845,274)	1,557
Euro STOXX 50 Volatility	(243)	Dec-2019	(411,196)	(413,302)	(520)
Euro STOXX 50 Volatility	(283)	Jan-2020	(517,591)	(525,524)	(6,021)
Euro-Bob	17	Dec-2019	2,538,578	2,552,408	4,346
Euro-BTP	(13)	Dec-2019	(2,088,361)	(2,094,655)	(2,178)
Euro-Bund	36	Dec-2019	6,866,843	6,896,299	10,036
Euro-OAT	(20)	Dec-2019	(3,734,999)	(3,755,883)	(11,471)
FTSE 100 Index	7	Dec-2019	651,074	657,029	2,469
FTSE MIB Index	(6)	Dec-2019	(719,979)	(758,248)	(29,945)
Hang Seng China Enterprises Index	(10)	Dec-2019	(676,195)	(674,775)	1,715
Hang Seng Index	(9)	Dec-2019	(1,539,117)	(1,549,627)	(10,136)
Japanese 10-Year Bond	7	Dec-2019	9,951,988	9,979,165	(26,341)
Japanese Yen	(30)	Dec-2019	(3,474,796)	(3,480,937)	(6,141)
Long Gilt 10-Year Bond	(9)	Dec-2019	(1,528,575)	(1,548,673)	(6,053)
Mexican Peso	20	Dec-2019	518,923	516,800	(2,123)
MSCI Singapore Index	(66)	Dec-2019	(1,787,313)	(1,797,905)	(9,309)
MSCI Taiwan Index	(18)	Dec-2019	(767,320)	(771,480)	(4,160)
NASDAQ 100 Index E-MINI	1	Dec-2019	159,207	161,805	2,598
New Zealand Dollar	(40)	Dec-2019	(2,545,503)	(2,566,400)	(20,897)
Nikkei 225 Index	4	Dec-2019	820,447	850,079	28,699
Nikkei 225 Index	2	Dec-2019	223,856	227,300	3,444
Norwegian Krone	(24)	Dec-2019	(5,204,832)	(5,214,240)	(9,408)
OMX Stockholm 30	95	Nov-2019	1,699,348	1,704,809	5,437
Russell 2000 Index E-MINI	(9)	Dec-2019	(696,627)	(703,530)	(6,903)
S&P 500 Index E-MINI	(31)	Dec-2019	(4,650,207)	(4,705,490)	(55,283)
S&P Mid Cap 400 Index E-MINI	1	Dec-2019	197,152	195,500	(1,652)
S&P TSX 60 Index	(9)	Dec-2019	(1,346,114)	(1,346,003)	(2,479)
SGX Nifty 50	(31)	Dec-2019	(726,377)	(739,505)	(13,128)
SPI 200 Index	15	Dec-2019	1,679,344	1,716,225	12,087
Swedish Krona	58	Dec-2019	12,008,618	12,030,360	21,742
Swiss Franc	(85)	Dec-2019	(10,748,407)	(10,799,250)	(50,843)
TOPIX Index	(8)	Dec-2019	(1,221,175)	(1,236,040)	(11,081)
U.S. 10-Year Treasury Notes	10	Dec-2019	1,293,798	1,302,969	9,171

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
U.S. 2-Year Treasury Notes	3	Jan-2020	$648,427	$646,805	$(1,622)
U.S. 5-Year Treasury Notes	24	Jan-2020	2,844,411	2,860,875	16,464
U.S. Long Treasury Bond	5	Dec-2019	791,415	806,875	15,460
U.S. Ultra Long Treasury Bond	1	Dec-2019	198,385	189,750	(8,635)

			$99,107,662	$100,270,722	$43,732

A list of the open forward contracts held by the Fund at October 31, 2019, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Depreciation
Morgan Stanley	11/08/19	EUR	860,412	USD	947,904	$(12,208)
Morgan Stanley	11/08/19	AUD	945,414	USD	638,455	(13,411)
Morgan Stanley	11/08/19	CAD	3,794,188	USD	2,852,303	(28,458)

						$(54,077)

Percentages are based on Net Assets of $51,755,173.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(B)	The rate reported is the 7-day effective yield as of October 31, 2019.
(C)	As of October 31, 2019, the Fund’s investment in the BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class was 73.6% of its net assets. The financial statements of the BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, including the Schedule of Investments, can be read in conjunction with the Fund’s financial statements. The BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class financial statements are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.
(D)	Refer to table below for details on Options Contracts.

AUD — Australian Dollar

BTP — Buoni del Tesoro Poliennali (Republic of Italy)

CAC40 — French Stock Market Index benchmark

CAD — Canadian Dollar

CBOE — Chicago Board Options Exchange

CBOT — Chicago Board of Trade

Cl — Class

DAX — German Stock Exchange

DJIA — Dow Jones Industrial Average

EUR — Euro

Euro STOXX — Stock index of Eurozone stocks

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

FTSE — Financial Times Stock Exchange

MIB — Italian Stock Exchange

MSCI — Morgan Stanley Capital International

NASDAQ — National Association of Securities Dealers Automated Quotations

OMX — Stockholm Stock Exchange

S&P — Standard & Poor’s

SGX — Singapore Exchange

SPI — Swiss Performance Index

TOPIX — Tokyo Stock Price Index

TSX — Toronto Stock Exchange

USD— United States Dollar

The following table summarizes the inputs used as of October 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Foreign Common Stock	$6,110,004	$—	$—	$6,110,004
Common Stock	2,658,503	—	—	2,658,503
U.S. Treasury Obligation	—	796,287	—	796,287
Short-Term Investment	38,097,062	—	—	38,097,062

Total Investments in Securities	$46,865,569	$796,287	$—	$47,661,856

Securities Sold Short	Level 1	Level 2	Level 3	Total
Foreign Common Stock	$(1,668,923)	$—	$—	$(1,668,923)
Common Stock	(635,902)	—	—	(635,902)

Total Securities Sold Short	$(2,304,825)	$—	$—	$(2,304,825)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Written Options	$(144,265)	$—	$—	$(144,265)
Futures Contracts*
Unrealized Appreciation	471,340	—	—	471,340
Unrealized Depreciation	(427,608)	—	—	(427,608)
Forwards Contracts*
Unrealized Depreciation	—	(54,077)	—	(54,077)

Total Other Financial Instruments	$(100,533)	$(54,077)	$—	$(154,610)

*	Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $47,161,097)	$47,661,856
Foreign Currency, at Value (Cost $1,949,193)	1,962,859
Cash Pledged as Collateral on Futures Contracts	4,259,857
Deposits with Prime Broker for Securities Sold Short	442,908
Dividend and Interest Receivable	86,018
Reclaim Receivable	19,858
Other Prepaid Expenses	16,930

Total Assets	54,450,286

Liabilities:
Securities Sold Short, at Value (Proceeds $2,282,135)	2,304,825
Written Options, at Value (Premiums Received $182,998)	144,265
Payable to Investment Adviser	76,698
Unrealized Loss on Forward Foreign Currency Contracts	54,077
Payable to Administrator	13,589
Chief Compliance Officer Fees Payable	4,417
Dividend and Interest Payable on Securities Sold Short	3,596
Shareholder Servicing Fees Payable	1,283
Distribution Fees Payable, Investor Class Shares	472
Payable to Trustees	20
Other Accrued Expenses and Other Payables	91,871

Total Liabilities	2,695,113

Net Assets	$51,755,173

Net Assets Consist of:
Paid-in Capital	$52,675,351
Total Distributable Loss	(920,178)

Net Assets	$51,755,173

Institutional Class Shares:
Net Assets	$51,743,662
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	5,346,272
Net Asset Value, Offering and Redemption Price Per Share	$9.68

Investor Class Shares:
Net Assets	$11,511
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	1,206
Net Asset Value, Offering and Redemption Price Per Share	$9.55	*

*	Net assets divided by total shares outstanding do not calculate to the stated net asset value because net assets and total shares outstanding are shown rounded.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
FOR THE YEAR ENDED
OCTOBER 31, 2019

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$314,498
Interest	858,949
Less: Foreign Taxes Withheld	(54,374)

Total Investment Income	1,119,073

Expenses:
Investment Advisory Fees (Note 7)	870,777
Administration Fees (Note 6)	176,385
Trustees’ Fees	26,908
Chief Compliance Officer Fees (Note 5)	13,010
Distribution Fees, Investor Class Shares (Note 6)	23
Dividend and Interest Expense on Securities Sold Short (Note 2)	123,948
Legal Fees	80,852
Transfer Agent Fees (Note 6)	73,168
Custodian Fees (Note 6)	64,380
Audit Fees	50,326
Registration and Filing Fees	29,966
Other Expenses	49,083

Total Expenses	1,558,826

Less:
Waiver of Investment Advisory Fees (Note 7)	(190,874)

Net Expenses	1,367,952

Net Investment Loss	(248,879)

Net Realized Gain (Loss) on:
Investments	360,508
Securities Sold Short	2,089,287
Futures Contracts	1,235,067
Purchased and Written Options	1,860,797
Forward Currency Contracts	89,622
Foreign Currency Transactions	(135,301)

Net Realized Gain	5,499,980

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	491,338
Securities Sold Short	(1,367,908)
Futures Contracts	(171,393)
Purchased and Written Options	(12,174)
Forward Currency Contracts	(93,075)
Foreign Currency Translation	31,559

Net Change in Unrealized Appreciation (Depreciation)	(1,121,653)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	4,378,327

Net Increase in Net Assets Resulting from Operations	$4,129,448

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018

Operations:
Net Investment Loss	$(248,879)	$(526,758)
Net Realized Gain (Loss) on Investments, Securities Sold Short, Futures Contracts, Purchased Options, Written Options and Foreign Currency Transactions	5,499,980	(5,511,028)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short, Futures Contracts, Purchased Options, Written Options and Foreign Currency Translation	(1,121,653)	1,571,464

Net Increase (Decrease) in Net Assets Resulting From Operations	4,129,448	(4,466,322)

Capital Share Transactions:
Institutional Class Shares
Issued	10,001	57,131
Redeemed	(520,159)	(3,334,359)

Net Institutional Class Shares Transactions	(510,158)	(3,277,228)

Investor Class Shares
Issued	2,990	2,592
Redeemed	(275)	(1,999)

Net Investor Class Shares Transactions	2,715	593

Net Decrease in Net Assets From Capital Share Transactions	(507,443)	(3,276,635)

Total Increase (Decrease) in Net Assets	3,622,005	(7,742,957)

Net Assets:
Beginning of Year	48,133,168	55,876,125

End of Year	$51,755,173	$48,133,168

Shares Transactions:
Institutional Class Shares
Issued	1,135	5,921
Redeemed	(58,368)	(350,722)

Total Institutional Class Shares Transactions	(57,233)	(344,801)

Investor Class Shares
Issued	317	285
Redeemed	(32)	(223)

Total Investor Class Shares Transactions	285	62

Net Decrease in Shares Outstanding From Share Transactions	(56,948)	(344,739)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding

	Institutional Class Shares

	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015

Net Asset Value, Beginning of Year	$8.91	$9.72	$9.63	$10.35	$10.01

Income (Loss) from Investment Operations:
Net Investment Loss*	(0.05)	(0.10)	(0.21)	(0.19)	(0.21)
Net Realized and Unrealized Gain (Loss)	0.82	(0.71)	0.30	0.04	0.55

Total from Investment Operations	0.77	(0.81)	0.09	(0.15)	0.34

Dividends and Distributions:
Capital Gains	—	—	—	(0.57)	—
Return of Capital	—	—	—	— ^	—

Total Dividends and Distributions	—	—	—	(0.57)	—

Net Asset Value, End of Year	$9.68	$8.91	$9.72	$9.63	$10.35

Total Return†	8.64%	(8.33)%	0.93%	(1.45)%	3.40%

Ratios and Supplemental Data

Net Assets, End of Year (Thousands)	$51,744	$48,125	$55,868	$58,685	$58,928

Ratio of Expenses to Average Net Assets (Including Dividends and Interest on Short Sales and Waivers)(1)	2.75%	3.23%	3.62%	2.94%	2.87%

Ratio of Expenses to Average Net Assets (Including Dividends and Interest on Short Sales and Excluding Waivers)	3.13%	3.71%	4.05%	3.22%	3.48%

Ratio of Net Investment Loss to Average Net Assets	(0.50)%	(1.04)%	(2.14)%	(1.92)%	(2.01)%

Portfolio Turnover Rate‡	259%	221%	548%	796%	603%

*	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

‡	Portfolio turnover is for the period indicated and has not been annualized.

^	Amount represents less than $0.005 per share.

(1)	Excluding dividends and interest on short sales, the ratio of expenses to average net assets would have been 2.50%.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS — continued
	Selected Per Share Data & Ratios For a Share Outstanding

	Investor Class Shares

	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015

Net Asset Value, Beginning of Year	$8.81	$9.63	$9.54	$10.31	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss*	(0.07)	(0.12)	(0.25)	(0.23)	(0.25)
Net Realized and Unrealized Gain (Loss)	0.81	(0.70)	0.34	0.03	0.56

Total from Investment Operations	0.74	(0.82)	0.09	(0.20)	0.31

Dividends and Distributions:
Capital Gains	—	—	—	(0.57)	—
Return of Capital	—	—	—	— ^	—

Total Dividends and Distributions	—	—	—	(0.57)	—

Net Asset Value, End of Year	$9.55	$8.81	$9.63	$9.54	$10.31

Total Return†	8.40%	(8.52)%	0.94%	(1.97)%	3.10%

Ratios and Supplemental Data

Net Assets, End of Year (Thousands)	$12	$8	$8	$103	$1,909

Ratio of Expenses to Average Net Assets (Including Dividends and Interest on Short Sales and Waivers)(1)	3.00%	3.48%	3.92%	3.27%	3.22%

Ratio of Expenses to Average Net Assets (Including Dividends and Interest on Short Sales and Excluding Waivers)	3.38%	3.96%	4.28%	3.56%	3.82%

Ratio of Net Investment Loss to Average Net Assets	(0.77)%	(1.27)%	(2.61)%	(2.38)%	(2.39)%

Portfolio Turnover Rate‡	259%	221%	548%	796%	603%

*	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

‡	Portfolio turnover is for the period indicated and has not been annualized.

^	Amount represents less than $0.005 per share.

(1)	Excluding dividends and interest on short sales, the ratio of expenses to average net assets would have been 2.75% for the years ended October 31, 2019 and October 31, 2018, 2.80% for the year ending October 31, 2017, 2.83% for the year ending October 31, 2016, and 2.85% for the year ending October 31, 2015.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 30 funds. The financial statements herein are those of the Fiera Capital Diversified Alternatives Fund (the “Fund”). The investment objective of the Fund is to seek to generate consistent returns relative to risk and maintain low correlation to equity and bond markets. The Fund is classified as a diversified investment company. Fiera Capital Inc. serves as the Fund’s investment adviser (the “Adviser”). The Adviser has registered with the National Futures Association as a “Commodity Pool Operator” under the Commodities Exchange Act with respect to the Fund. The Fund currently offers Institutional Class Shares and Investor Class Shares. The Fund commenced operations on July 25, 2014. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

There were no securities in the Fund valued in accordance with fair value procedures as of October 31, 2019.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2019, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not”

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
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OCTOBER 31, 2019

(i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recognized on the accrual basis from settlement date. Certain dividends and expenses from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
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set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains (loss) during the period are presented on the Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default.

Futures Contracts — The Fund utilized futures contracts during the year ended October 31, 2019. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. Futures are collateralized by cash deposits with the prime broker, Morgan Stanley & Co. LLC. The futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2019.

Options Written/Purchased — The Fund invested in financial options contracts to add return or to hedge their existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
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more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. The Fund had open option contracts as of October 31, 2019, as disclosed in the Fund’s Schedule of Investments.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Securities Sold Short — As consistent with the Fund’s investment objectives, the Fund may engage in short sales. Short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, the Fund is required to pay

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
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the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund’s short positions. As of October 31, 2019, the Fund had open short positions as disclosed in the Fund’s Schedule of Investments.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short. In addition, the Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense on securities sold short.

Short sales are collateralized by cash deposits with the prime broker, Morgan Stanley & Co. LLC, and pledged securities held at the custodian, MUFG Union Bank, N.A. The collateral required is determined daily by reference to the market value on short positions.

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis and is charged an interest expense at the Fed Funds Rate plus 200 basis points on the amount of any shortfall in the required cash margin. These amounts are disclosed as Receivable from Prime Broker on the Statement of Assets and Liabilities.

Swap Contracts — The Fund is authorized to enter into swap contracts, including total return swaps and equity swaps contracts. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
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In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument — which may be a single asset, a pool of assets or an index of assets — during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statement of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at period end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedule of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Fund’s custodian. As of October 31, 2019, the Fund did not have open swap contracts.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
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the Fund’s ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on basis of relative daily net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

3. Derivative Transactions:

The following tables include the Fund’s exposure by type of risk on derivatives held throughout the year.

The fair value of derivative instruments as of October 31, 2019, was as follows:

	Asset Derivatives October 31, 2019 Statement of Assets and Liability Location	Fair Value		Liability Derivatives October 31, 2019 Statement of Assets and Liability Location	Fair Value

Derivatives not accounted for as hedging instruments:
Foreign exchange contracts	Net Assets — Unrealized appreciation on futures contracts	$51,955	*	Net Assets — Unrealized depreciation on futures contracts	$146,444	*
	Unrealized gain on forward foreign currency contracts	—		Unrealized loss on forward foreign currency contracts	54,077
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	170,389	*	Net Assets — Unrealized depreciation on futures contracts	151,065	*
	Purchased options contracts, at Value	—		Written options contracts, at Value	42,515
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	248,996	*	Net Assets — Unrealized depreciation on futures contracts	130,099	*
	Purchased options contracts, at Value	—		Written options contracts, at Value	101,750

Total Derivatives not accounted for as hedging instruments		$471,340			$625,950

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments.

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The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2019, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Forward Currency Contracts	Swap Contracts	Purchased and Written Options	Total
Foreign exchange contracts	$717,779	$89,622	$—	$—	$807,401
Equity contracts	(1,089,955)	—	—	659,353	(430,602)
Interest rate contracts	1,607,243	—	—	1,201,444	2,808,687
Total	$1,235,067	$89,622	$—	$1,860,797	$3,185,486

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Forward Currency Contracts	Swaps	Purchased and Written Options	Total
Foreign exchange contracts	$(291,678)	$(93,075)	$—	$—	$(384,753)
Equity contracts	(51,108)	—	—	(32,936)	(84,044)
Interest rate contracts	171,393	—	—	20,762	192,155
Total	$(171,393)	$(93,075)	$—	$(12,174)	$(276,642)

For the year ended October 31, 2019, the average notional amount of derivatives held was as follows:

Futures Contracts:
Currency Contracts
Average Notional Balance Long	$17,639,423
Average Notional Balance Short	23,848,106
Interest Rate Contracts
Average Notional Balance Long	$169,480,054
Average Notional Balance Short	19,575,629
Index Contracts
Average Notional Balance Long	$10,826,893
Average Notional Balance Short	11,751,753
Forwards:
Average Notional Balance Long	$10,641
Average Notional Balance Short	5,020,362
Options:
Interest Rate Contracts
Average Notional Balance Long†	$—
Average Notional Balance Short†	98,466
Index Contracts
Average Notional Balance Long†	$—
Average Notional Balance Short†	46,316

†	Represents cost

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OCTOBER 31, 2019

4. Offsetting Assets and Liabilities:

The Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

As of October 31, 2019, the Fund’s financial instruments and derivative instruments are not subject to a master netting arrangement.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2019, the Fund paid $176,385 for these services.

The Fund has adopted the Distribution Plan (the “Plan”) for the Investor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Investor Class Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
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compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.10% of average daily net assets of Investor Class Shares of the Fund will be paid to other service providers. Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Fund for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Fund that are serviced by the financial representative. Such fees are paid by the Fund to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Fund’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by the Adviser. These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees. For the year ended October 31, 2019, there were no Shareholder Servicing Fees.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 1.75% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, dividend and interest expenses on securities sold short, interest, taxes, acquired fund fee expenses and non-routine expenses) from exceeding 2.50% with respect to Institutional Class Shares and Investor Class Shares of the Fund’s average daily net assets until February 29, 2020 (the “Expense Limitation”). The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Expense

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Limitation. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 29, 2020. As of October 31, 2019, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived to the Adviser were $246,252 expiring in 2020, $246,474 expiring in 2021, and $190,874 expiring in 2022.

The Adviser employs a “multi-manager” approach, whereby it selects sub-advisers (the “Sub-Advisers”) that use a variety of alternative investment strategies to manage the Fund’s assets and allocates the Fund’s assets among those Sub-Advisers. The Adviser is responsible for the investment performance of the Fund, since it allocates the Fund’s assets to the sub-advisers and recommends hiring or changing sub-advisers to the Board. The Adviser has ultimate responsibility (subject to oversight by the Board) to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.

As of October 31, 2019 the Adviser has entered into investment sub-advisory agreements with the following parties and pays the Sub-Advisers out of the fee that it receives from the Fund:

Investment Sub-Advisers

Acadian Asset Management LLC

Karya Capital Management LP

Mizuho Alternative Investments, LLC

8. Investment Transactions:

For the year ended October 31, 2019, the Fund made purchases of $29,666,205 and sales of $44,664,045 in investment securities other than long-term U.S. Government and short-term securities.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
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OCTOBER 31, 2019

Accordingly, the following permanent differences which are primarily attributable to foreign currency transactions, net operating loss, investments in passive foreign investment companies and REIT adjustments have been reclassified to/from the following accounts:

Distributable Earnings (Accumulated Loss)	Paid-in Capital
$575,248	$(575,248)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended October 31, 2019 and October 31, 2018 were as follows:

	Ordinary Income	Return of Capital
2019	$—	$—
2018	—	—

As of October 31, 2019, the components of Accumulated Losses on a tax basis were as follows:

Capital Loss Carryforwards — Short-Term	$(766,162)
Late-Year Loss Deferral	(163,624)
Unrealized Appreciation	180,121
Other Temporary Differences	(170,513)

Total Accumulated Losses	$(920,178)

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Such capital losses retain their character as either short-term or long-term capital losses. During the year ended October 31, 2019, the Fund utilized short-term capital loss carryforwards of $2,955,118 and long-term capital loss carryforwards of $1,859,749 to offset capital gains. Capital loss carry forwards are subject to IRC Section 382 limitation.

Late-year loss deferrals represent ordinary losses realized on investment transactions from January 1, 2019 through October 31, 2019, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding securities sold short) by the Fund at October 31, 2019, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 47,430,840	$669,531	$(489,410)	$180,121

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
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OCTOBER 31, 2019

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for securities sold short held by the Fund at October 31, 2019, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
$ (2,282,135)	$142,091	$(164,781)	$(22,690)

10. Concentration of Risks:

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

ASSET ALLOCATION RISK — The Fund is subject to asset allocation risk, which is the risk that the Adviser’s allocation of the Fund’s assets among strategies will cause the Fund to underperform other funds with a similar investment objective and/or underperform the markets in which the Fund invests.

MARKET RISK — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

COMMON STOCK RISK — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

FOREIGN EXPOSURE/EMERGING MARKETS RISK — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

DERIVATIVES RISK — The Fund’s use of futures contracts and options for all purposes, including speculative purposes, is subject to market risk, leverage risk, correlation risk and liquidity risk. In addition, the Fund’s use of derivatives for hedging purposes is subject to hedging risk. Market risk and leverage risk are described elsewhere in the section. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a derivative, sell other assets to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
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OCTOBER 31, 2019

performance. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

CREDIT RISK — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

SHORT SALES RISK — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

INTEREST RATE RISK — Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of fixed income instruments tend to fall, and if interest rates fall, the values of fixed income instruments tend to rise. Changes in the value of a fixed income instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in fixed income instruments. In general, the longer the maturity or duration of a fixed income instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may prevent the Fund from generating positive returns and may increase the risk that if followed by rising interest rates the Fund’s performance will be negatively impacted. Actions by governments and central banking authorities can result in increases in interest rates. Such actions may negatively affect the value of fixed income instruments held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value (“NAV”). Any interest rate increases could cause the value of the Fund’s investments in fixed income instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

CURRENCY RISK — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to

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the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

COMMODITY-LINKED DERIVATIVES RISK — Investments in commodity-linked derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related derivative returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses. In addition, investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

FIXED INCOME MARKET RISK — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Generally, fixed income securities will decrease in value if interest rates rise and vice versa.

LEVERAGE RISK — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

CASH POSITION RISK — If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

MONEY MARKET INSTRUMENTS RISK — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Money market funds incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in money market funds will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the money market fund’s operating expenses, in addition to paying Fund expenses.

UNREGISTERED FUND RISK — Unlike the Fund, unregistered funds are not subject to the investor protections provided under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, (i) the relationship between the unregistered fund and its adviser will not be regulated by the 1940 Act; (ii) unregistered funds are not required to have a

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majority of disinterested directors; (iii) unregistered funds are not subject to the various custody and safekeeping provisions under the 1940 Act designed to protect fund assets; and (iv) unregistered funds are not subject to the various investment limitations under the 1940 Act. The Fund’s performance is subject to the risks associated with the securities and other investments held by an unregistered fund in which the Fund may invest. The ability of the Fund to achieve its investment objective may depend upon the ability of an unregistered fund to achieve its investment objectives. When the Fund invests in an unregistered fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the unregistered fund’s expenses.

SMALL AND MEDIUM CAPITALIZATION COMPANY RISK — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

TAX RISK — Income from certain commodity-linked derivative instruments that the Fund may invest in may not be considered qualifying income for purposes of the qualifying income test that must be met by the Fund in order to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will seek to restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a RIC under the Code. However, there is no guarantee that the Fund will be successful in this regard. If the Fund fails to qualify as a RIC and to avail itself of certain relief provisions, it would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the Fund’s Statement of Additional Information (the “SAI”) for a more detailed discussion, including the availability of certain relief provisions for certain failures by the Fund to qualify as a RIC. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

PORTFOLIO TURNOVER RISK — The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

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MUNICIPAL SECURITIES RISK — Municipal securities are fixed income securities issued by state or local governments or their agencies to finance capital expenditures and operations. The value of municipal securities can be significantly affected by actual or expected political and legislative changes. The obligation to pay principal and interest on municipal securities may be a general obligation of the state or local government or may be supported only by an agency or a particular source of revenues. Therefore, municipal securities vary in credit quality. Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality.

U.S. TREASURY SECURITIES RISK — A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

11. Other:

At October 31, 2019, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Fiera Capital Diversified Alternatives Fund, Institutional Class Shares	1	99%
Fiera Capital Diversified Alternatives Fund, Investor Class Shares	2	100%

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

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13. New Accounting Pronouncements:

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal of certain disclosures and delay the adoption of additional disclosure until the effective date.

14. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2019.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Fiera Capital Diversified Alternatives Fund and the Board of Trustees of The Advisors’ Inner Circle Fund III:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fiera Capital Diversified Alternatives Fund, one of the Funds constituting The Advisors’ Inner Circle Fund III (the “Fund”), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material aspects, the financial position of Fiera Capital Diversified Alternatives Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights of the Fund for the years ended October 31, 2017, 2016, and for the period from December 31, 2014 (commencement of operations) to October 31, 2015, respectively, were audited by other auditors whose report, dated December 22, 2017, expressed an unqualified opinion on the financial statement and those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

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Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

December 27, 2019

We have served as the auditor of one or more of The Advisors’ Inner Circle Fund III investment companies since 2017.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2019 to October 31, 2019.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/19	Ending Account Value 10/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Fiera Diversified Alternatives Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,040.90	2.67%	$13.73

Hypothetical 5% Return	1,000.00	1,011.75	2.67	13.54
Fiera Diversified Alternatives Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,039.20	2.93%	$15.06

Hypothetical 5% Return	1,000.00	1,010.44	2.93	14.85

*	Expenses are equal to the Fund’s annualized expense ratio (including dividend and interest expense on short sales), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown.)

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Trustees and Officers of the Advisors’ Inner Circle Fund III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be deemed to be

Name and Year of Birth	Position with Trust and length of Time Served[1]	Principal Occupation During the Past Five Years
INTERESTED TRUSTEES2 3
William M. Doran (Born: 1940)	Chairman of Board of Trustees (Since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.
INDEPENDENT TRUSTEES[3]
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
Thomas P. Lemke (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
Jay C. Nadel (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
Randall S. Yanker (Born: 1960)	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 30 funds in The Advisors’ Inner Circle Fund III.

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“interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-755-3863. The following chart lists Trustees and Officers as of October 31, 2019.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI

Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments — Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, JP Morgan Active Exchange-Traded Funds and Symmetry Panoramic Trust.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies) or other investment companies under the 1940 Act.

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Trustees and Officers of the Advisors’ Inner Circle Fund III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years
OFFICERS
Michael Beattie (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)	Attorney, SEI Investments, since 2017. Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.

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Other Directorships Held in the Past Five Years

None.

None.

None.

None.

None.

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Trustees and Officers of the Advisors’ Inner Circle Fund III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years
OFFICERS (continued)
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

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Other Directorships Held in the Past Five Years

None.

None.

None.

None.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

BOARD CONSIDERATIONS IN RENEWING THE ADVISORY AGREEMENT AND MIZUHO ALTERNATIVE INVESTMENTS, LLC SUB-ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory and sub-advisory agreements must be renewed at least annually after their initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on June 27, 2019 to decide whether to renew the following agreements (the “Agreements”) for additional one-year terms:

•	the advisory agreement between Fiera Capital Inc. (the “Adviser”) and the Trust, on behalf of the Fund; and

•	the sub-advisory agreement with respect to the Fund between the Adviser and Mizuho Alternative Investments, LLC (the “Sub-Adviser”).

In preparation for the meeting, the Trustees requested that the Adviser and the Sub-Adviser furnish information necessary to evaluate the terms of the Agreements. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser and the Sub-Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser, the Sub-Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.

Specifically, the Board requested and received written materials from the Adviser, the Sub-Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s and the Sub-Adviser’s services; (ii) the Adviser’s and the Sub-Adviser’s investment management personnel; (iii) the Adviser’s and the Sub-Adviser’s operations and financial condition; (iv) the Adviser’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the advisory fees paid to the Adviser and the Sub-Adviser and the Fund’s overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s and the Sub-Adviser’s profitability from their relationships with the Fund, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates; (vii) the Adviser’s and the Sub-Adviser’s potential economies of scale; (viii) the Adviser’s and the Sub-Adviser’s compliance programs,

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including a description of material compliance matters and material compliance violations; (ix) the Adviser’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark indices.

Representatives from the Adviser and the Sub-Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s and the Sub-Adviser’s services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management, the Adviser and the Sub-Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Adviser and other service providers of the Fund, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser; (ii) the investment performance of the Fund and the Adviser and the Sub-Adviser; (iii) the costs of the services provided and profits realized by the Adviser and the Sub-Adviser from their relationships with the Fund, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates; (iv) the extent to which economies of scale are being realized by the Adviser and the Sub-Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Adviser

In considering the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board reviewed the portfolio management services provided by the Adviser and the Sub-Adviser to the Fund, including the quality and continuity of the Adviser’s and the Sub-Adviser’s portfolio management personnel, the resources of the Adviser and the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s compliance histories and compliance programs. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Adviser’s and the Sub-Adviser’s investment and risk management approaches for the Fund. The Trustees considered that the Adviser supervises and monitors the performance of the Sub-Adviser. The most recent investment adviser registration forms (“Form ADV”) for the Adviser and the Sub-Adviser were available to the Board, as were the responses of the Adviser and the Sub-Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser and the Sub-Adviser to the Fund.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

The Trustees also considered other services provided to the Fund by the Adviser and the Sub-Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser and the Sub-Adviser were sufficient to support renewal of the Agreements.

Investment Performance of the Fund, the Adviser and the Sub-Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark indices and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser and the Sub-Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmarks and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser and the Sub-Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser and the Sub-Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, as well as the fee payable by the Adviser to the Sub-Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser and the Sub-Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Sub-Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Trustees also considered that the Adviser, not the Fund, paid the Sub-Adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the advisory agreement retained by the Adviser. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser and the Sub-Adviser.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser and the Sub-Adviser from their relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and the Sub-Adviser and their affiliates. The Trustees considered how the Adviser’s and the Sub-Adviser’s profitability was affected by factors such as their organizational structures and methods for allocating expenses. The Trustees concluded that the profit margins of the Adviser and the Sub-Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s and the Sub-Adviser’s commitment to managing the Fund and the Adviser’s willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s and the Sub-Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser and the Sub-Adviser with respect to economies of scale.

Renewal of the Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

BOARD CONSIDERATIONS IN APPROVING THE LARCH LANE PARTNERS LLC SUB-ADVISORY AGREEMENT

Pursuant to Section 15 of the 1940 Act, the Fund’s sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board who are not parties to the sub-advisory agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on September 12, 2019 to decide whether to approve an investment sub-advisory agreement with respect to the Fund between the Adviser and Larch Lane Partners LLC (“Larch Lane”), pursuant to which Larch Lane would serve as an investment sub-adviser to the Fund (the “New Sub-Advisory Agreement”). In preparation for the meeting, the Trustees requested that the Adviser and Larch Lane furnish information necessary to evaluate the terms of the New Sub-Advisory Agreement. The Trustees used this information, as well as other information that the Adviser, Larch Lane and other service providers of the Fund presented or submitted to the Board at the meeting, to help them decide whether to approve the New Sub-Advisory Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser, Larch Lane and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by Larch Lane; (ii) Larch Lane’s investment management personnel, including Mark A. Jurish, a portfolio manager of the Fund since its inception in 2014, who was departing the Adviser and becoming a principal of Larch Lane; (iii) Mr. Jurish’s role with respect to the Fund; (iv) Larch Lane’s operations and financial condition; (v) the proposed sub-advisory fee to be paid to Larch Lane; (vi) Larch Lane’s compliance program, including a description of material compliance matters and material compliance violations; (vii) Larch Lane’s policies on and compliance procedures for personal securities transactions; (viii) Larch Lane’s investment experience; and (ix) the Adviser’s rationale for recommending Larch Lane.

Representatives from the Adviser and Larch Lane, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate Larch Lane’s services, fee and other aspects of the New Sub-Advisory Agreement. The Trustees who are not parties to the New Sub-Advisory Agreement nor are considered “interested persons” (as such term is defined in the 1940 Act) of any party to the New Sub-Advisory Agreement (the “Independent Trustees”) received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser and Larch Lane.

At the meeting, the Board, including a majority of the Independent Trustees, voting separately, approved the New Sub-Advisory Agreement. In considering the approval of the New Sub-Advisory Agreement, the Board considered various factors that they determined

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

were relevant, including: (i) the nature, extent and quality of the services to be provided by Larch Lane; and (ii) the fee to be paid to Larch Lane, as discussed in further detail below.

Nature, Extent and Quality of Services to be Provided by Larch Lane

In considering the nature, extent and quality of the services to be provided by Larch Lane, the Board reviewed the portfolio management services to be provided by Larch Lane to the Fund, including the quality and continuity of Larch Lane’s portfolio management personnel, the resources of Larch Lane and Larch Lane’s compliance history and compliance program. The Trustees reviewed the terms of the proposed New Sub-Advisory Agreement. The Trustees also reviewed Larch Lane’s proposed investment and risk management approaches for the Fund, and considered that Larch Lane would make recommendations to the Adviser with respect to the portion of the Fund’s assets managed by the Adviser directly, investments in unregistered (i.e., hedge) funds, and hiring and terminating the Fund’s other sub-adviser(s). The Trustees considered that the Adviser would supervise and monitor the performance of Larch Lane. The most recent investment adviser registration form (“Form ADV”) for Larch Lane was available to the Board, as was the response of Larch Lane to a detailed series of questions which included, among other things, information about the investment sub-advisory services to be provided by Larch Lane to the Fund.

The Trustees also considered other services to be provided to the Fund by Larch Lane such as monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by Larch Lane would be satisfactory.

Costs of Advisory Services

In considering the sub-advisory fee payable by the Adviser to Larch Lane, the Trustees reviewed, among other things, a report of the proposed sub-advisory fee to be paid to Larch Lane. The Trustees also considered that the Adviser, not the Fund, would pay Larch Lane pursuant to the New Sub-Advisory Agreement and that the fee payable to Larch Lane would reflect an arms-length negotiation between the Adviser and Larch Lane. The Trustees evaluated both the fee that would be payable under the New Sub-Advisory Agreement and the portion of the fee under the advisory agreement that would be retained by the Adviser. The Board concluded, within the context of its full deliberations, that the sub-advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by Larch Lane.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2019

Investment Performance, Profitability and Economies of Scale

Because Larch Lane is new to the Fund, it did not yet have an investment performance record with respect to the Fund and it was not possible to determine the profitability that Larch Lane might achieve with respect to the Fund or the extent to which economies of scale would be realized by Larch Lane as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding Larch Lane’s investment performance with respect to the Fund, Larch Lane’s profitability, or the extent to which economies of scale would be realized by Larch Lane as the assets of the Fund grow, but will do so during future considerations of the New Sub-Advisory Agreement.

Approval of the New Sub-Advisory Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the New Sub-Advisory Agreement, including the fee to be paid thereunder, were fair and reasonable and agreed to approve the New Sub-Advisory Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Fiera Capital Diversified Alternatives Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-844-755-3863

Investment Adviser:

Fiera Capital Inc.

375 Park Avenue, 8th Avenue

New York, NY 10152

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

RLL-AR-001-0600

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$530,415	None	None	$378,215	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	None	None	$78,700	None	None	$60,000
(d)	All Other Fees	None	None	$11,800	None	None	$10,000

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$56,231	None	None	$82,560	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$63,500	None	None	$63,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $90,500 and $70,000 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2019 and 2018, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2020

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 8, 2020

*	Print the name and title of each signing officer under his or her signature.